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                                                                   EXHIBIT 99.1

FOR IMMEDIATE RELEASE


FOR MORE INFORMATION, PLEASE CONTACT:
Investor Relations                                          Press Relations
727-530-8082                                                Jennifer Righi
ir@paradyne.com                                             727-530-2529
                                                            jrighi@paradyne.com


              PARADYNE REPORTS STRONG FOURTH QUARTER 2001 RESULTS

         Exceeds Expectations for Revenue and Earnings and Continues to
                             Improve Cash Position


LARGO, FLORIDA -- JANUARY 29, 2002 -- Paradyne Networks, Inc (NASDAQ:PDYN), a worldwide provider of digital subscriber line (DSL) and service level management (SLM) equipment solutions, today reported that its fourth quarter 2001 revenues were better than its previously announced expectations and significantly exceeded the First Call consensus estimate for earnings per share. Total revenues for the fourth quarter were $51.1 million, up from the company's previously announced guidance for the quarter of $41 to $46 million and a 49% increase over the prior quarter. Broadband revenues continued to represent the major portion of total revenues at 86% or $43.8 million. Narrowband revenues were $6.1 million, and service and royalties accounted for the remaining $1.2 million.

Paradyne's pro forma net income for the fourth quarter of 2001 was $5.1 million or $0.14 per diluted share, compared with the First Call consensus estimates of pro forma income of $0.08 per diluted share. Pro forma diluted net income for the quarter includes $1.0 million of benefit from the sale of previously reserved inventory. Paradyne's cash position improved for the third consecutive quarter, increasing significantly from $27.2 million at the end of the third quarter of 2001 to $37.9 million at the end of the fourth quarter of 2001.

"We are pleased to announce positive results in these challenging economic times," said Sean Belanger, president and CEO of Paradyne. "We believe the success of our ReachDSL(TM) products in underserved markets validates our strategy of enabling broadband deployment to the masses. As a company, we continue to focus on operating as efficiently as possible while continuing to invest in developing products to meet market demand."


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Highlights for the quarter and current announcements:

- Paradyne announced plans to acquire Alpharetta, Georgia-based Elastic Networks to expand Paradyne's broadband access market position with in-building product solutions and IP-based DSL technology.

- Paradyne enjoyed its largest shipment of DSLAMs ever - shipping over 4,100 DSLAMs worldwide and bringing the Hotwire(R) DSLAM installed based to more than 20,100 DSLAMs with a capacity of approximately 3.9 million DSL ports.

- Paradyne's ReachDSL products experienced record shipments for the second consecutive quarter. Paradyne shipped approximately 142,000 ReachDSL ports - over three and a half times as many ports shipped during third quarter 2001 - bringing our total ReachDSL ports shipped to over 296,000.

- The International Engineering Consortium (IEC) presented Paradyne with the Infovision 2001 award for its SDSL FrameSaver(R) DSL System.

- Paradyne's ReachDSL solution was awarded DSLcon's Best of Show award at the DSLcon Fall 2001 event in Tampa, Florida. This award was presented to Paradyne as a result of the ReachDSL technology's spectrally tolerant platform, robust nature, and ability to work consistently over long distances without repeaters.

- Paradyne announced that the ReachDSL technology was proved to operate reliably over local loops that have a single load coil.

- Paradyne announced its latest software version for its ReachDSL products which includes the ability for service providers to independently set the downstream and upstream speeds, allowing them to deploy the ReachDSL technology under their traditional ADSL or SDSL service profiles.

Additionally, Paradyne is pleased to welcome a new member to the Paradyne executive management team. Michael Ward has joined the company as senior vice president of worldwide sales and service. Ward was formerly vice president of North American sales for Corvis Corp. Prior to Corvis, Ward was a sales vice president at Lucent Technologies and Ascend Communications, focusing on the Carrier and Service Provider network markets.

LIVE WEBCAST OF FOURTH QUARTER RESULTS CONFERENCE CALL

As previously announced, Paradyne will host a conference call with securities analysts on Tuesday, January 29, 2002 at 5:00 p.m. to discuss fourth quarter 2001 results and its outlook for the first quarter of 2002. The call will be broadcast live on the Internet for investors and the


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general public. This listen-only Webcast can be accessed through the Investor
Relations section of the Paradyne Web site at http://www.paradyne.com/ir/earnings.html. Windows Media Player is required to listen to this Webcast. Participants should go to the Web site at least ten minutes before this event to download and install any necessary audio software.

ABOUT PARADYNE

Paradyne is a leading developer of carrier-class, high-speed network access solutions. A recognized market leader in digital subscriber line (DSL) and service level management (SLM) solutions, Paradyne markets its award-winning Hotwire DSL, ReachDSL and FrameSaver Service Level Management systems to service providers and business customers. More than 20,100 Hotwire DSL Access Multiplexers (DSLAMs) have been deployed around the world. Paradyne has shipped over 296,000 ports of its unique ReachDSL solution, giving carriers the ability to deliver broadband over almost any copper lines, even those that are very long or severely impaired. Paradyne's SLM solutions have been deployed into mission-critical enterprise networks by the leading carriers, including AT&T, Bell Canada, Broadwing, Intermedia, SBC, Sprint, Verizon, and WorldCom.

Paradyne is headquartered in the Tampa Bay area. More information is available by calling 1-800-PARADYNE (U.S. and Canada), 1-727-530-8623 or visiting http://www.paradyne.com.

                                      ###

Information about Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding Paradyne's pending acquisition of Elastic Networks Inc. These forward-looking statements are made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations and beliefs as well as on assumptions made by, and information currently available to, management. Paradyne does not assume any obligation to update any of these statements. Expressions of current expectations related to revenue, earnings and future business prospects, including, without limitation, "expects", "estimates", "forecast", "continue" or "plans", reflecting something other than historical fact, are intended to identify forward-looking statements. The forward-looking statements are not guarantees of the future performance of Paradyne or the combined company, and actual results may vary materially from the results and expectations discussed. The following factors, among others, could cause Paradyne's actual results to differ materially from those described in the forward-looking statements: the timing and amount of expense reduction; the uncertainty of litigation, including putative stockholder class actions; a reliance on international sales; rapid technological change that could render Paradyne's or the combined company's products obsolete; the uncertain acceptance of new telecommunications services based on DSL; substantial dependence on network service providers who may reduce or discontinue their purchase of products or services at any time; the timing and amount of, or cancellation or rescheduling of, orders of Paradyne's or the combined company's products to existing and new customers; possible inability to sustain revenue growth or profitability; dependence on only a few customers for a substantial portion of Paradyne's or the combined company's revenue; highly competitive markets; reliance on sales of access products to BB Technologies Corporation (a newly formed subsidiary of SOFTBANK CORP.), Lucent Technologies and Avaya Inc.; dependence on sole and single-source suppliers and the reliability of the raw materials supplied by them to manufacture products under customer contracts; a long and unpredictable sales cycle; the number of DSL lines actually deployed by BB Technologies Corporation and


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other DSL customers as compared to forecasts; Paradyne's or the combined company's ability to manufacture adequate quantities of products at forecasted costs under customer contracts; Paradyne's or the combined company's ability to manufacture products in accordance with its published specifications; and Paradyne's and Elastic's ability to receive stockholder approvals and to satisfy other conditions necessary to complete the pending acquisition of Elastic by Paradyne. Additional risks and uncertainties related to the pending acquisition of Elastic include, but are not limited to, conditions in the financial markets relevant to the pending acquisition, the successful integration of Elastic into Paradyne's business, and each company's ability to compete in the highly competitive data communications equipment industry. For a detailed discussion of these and other factors that could cause Paradyne's actual results to differ materially from those described in the forward-looking statements, please refer to Paradyne's Current Report on Form 8-K dated January 16, 2002 and other filings with the Securities and Exchange Commission.

                                      ###

EDITOR'S NOTE: VISIT PARADYNE'S VIRTUAL PRESS ROOM AT WWW.PARADYNE.COM/NEWS_N_EVENTS/PRESS_ROOM FOR PRODUCT IMAGES AND/OR ADDITIONAL INFORMATION. PRODUCT AVAILABILITY AND PRICING SUBJECT TO CHANGE WITHOUT NOTIFICATION. HOTWIRE CONNECTED, REACHDSL, SMART ROOM, TRIPLEPLAY AND TRUEPUT ARE TRADEMARKS OF PARADYNE CORPORATION. ACCULINK, COMSPHERE, ETC, HOTWIRE, FRAMESAVER, NEXTEDGE, MVL, OPENLANE, PARADYNE, THE PARADYNE LOGO AND PERFORMANCE WIZARD ARE REGISTERED TRADEMARKS OF PARADYNE CORPORATION. ALL OTHER SERVICE MARKS AND TRADEMARKS ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS.


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PARADYNE NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                         THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                             DECEMBER 31,                  DECEMBER 31,
                                                        2001            2000            2001            2000
                                                    (UNAUDITED)     (UNAUDITED)     (UNAUDITED)

REVENUES:
SALES                                                $  49,909       $  51,015       $ 142,008       $ 243,715
SERVICES                                                 1,215             870           4,425           3,674
ROYALTIES                                                   22               3             272             293
                                                     ---------       ---------       ---------       ---------

TOTAL REVENUES                                          51,146          51,888         146,705         247,682

Total cost of sales                                     31,990          29,721          98,467(1)      182,782(1)
                                                     ---------       ---------       ---------       ---------

GROSS MARGIN                                            19,156          22,167          48,238          64,900

OPERATING EXPENSES:
Research and development                                 5,453          10,107          25,128          40,392
Selling, general & administrative                        8,665          12,992          37,307          59,184
Impairment of intangible asset                              --              --           5,761              --
Amort of deferred stock comp & intangible asset             70             461             913           1,350
Restructuring charges                                       --           1,371           3,807           1,371
                                                     ---------       ---------       ---------       ---------

TOTAL OPERATING EXPENSES                                14,188          24,931          72,916         102,297
                                                     ---------       ---------       ---------       ---------

OPERATING INCOME (LOSS)                                  4,968          (2,764)        (24,678)        (37,397)

OTHER (INCOME) EXPENSES:
   INTEREST, NET                                          (193)           (390)           (743)         (2,439)
   OTHER, NET                                              113             154            (321)            (52)
                                                     ---------       ---------       ---------       ---------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAX            5,048          (2,528)        (23,614)        (34,906)
Provision (benefit) for income tax                           0              (2)              0            (619)
                                                     ---------       ---------       ---------       ---------

NET INCOME (LOSS)                                    $   5,048       $  (2,526)      $ (23,614)      $ (34,287)
                                                     =========       =========       =========       =========

AVERAGE SHARES OUTSTANDING
Basic                                                   33,177          32,556          32,879          31,768
Diluted                                                 35,661          32,556          32,879          31,768
EARNINGS PER COMMON SHARE
Basic                                                     0.15           (0.08)          (0.72)          (1.08)
Diluted                                                   0.14           (0.08)          (0.72)          (1.08)

PROFORMA DILUTED NET INCOME (LOSS) PER SHARE(2)      $    0.14       $   (0.02)      $   (0.07)      $    0.07


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PARADYNE NETWORKS, INC.
FOOTNOTE TO CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)


(1) Includes a provision for the writedown of excess inventory in the amount of $10,905 for the twelve months ended December 31, 2001 and $34,931 for the twelve months ended December 31, 2000.

(2) Proforma diluted net income (loss) per share calculations exclude the writedown of excess inventory, the financial statement impact of deferred stock compensation, business restructuring charges, the amortization of intangible assets, the loss on the writeoff of assets from the closure of two New Jersey facilities, the impairment of intangible assets and fee income from a line of credit to one of our major customers and the related tax effects.


                                                           THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                               DECEMBER 31,                     DECEMBER 31,
                                                          2001             2000             2001             2000

Net income (loss) before excluding
  Items to normalize results                            $  5,048         $ (2,526)        $(23,614)        $(34,287)

Increase (decrease) to net income:
Elimination of inventory write-down                                                         10,905           34,931
Exclusion of loss on writeoff of assets from
    the closure of facilities in New Jersey                                                    407
 Exclusion of the impairment of intangible asset                                             5,761
 Exclusion of amortization of deferred stock
    compensation & intangible assets                          70              461              913            1,350
 Elimination of restructuring charges                                       1,371            3,807            1,371
 Reduction of other income from fees related
    to credit agreement                                                                       (530)
 (Increase) decrease in tax provision
    related to exclusions                                                                                      (617)
                                                        --------         --------         --------         --------
      Adjustment to net income (loss)                         70            1,832           21,263           37,035

Net income (loss) after excluding
   Items to normalize results                           $  5,118         $   (694)        $ (2,351)        $  2,748
                                                        ========         ========         ========         ========


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PARADYNE NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)


                                                            DECEMBER 31,        DECEMBER 31,
                                                                2001               2000
                                                            (UNAUDITED)
                                                            ------------        -----------

ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                  $ 37,866            $ 19,821
  Accounts receivables, net                                    15,489              23,770
  Income tax receivables                                           72               4,000
  Inventories, net                                             17,386              38,628
  Prepaid & other current assets                                1,493               2,563
                                                             --------            --------

    TOTAL CURRENT ASSETS                                       72,306              88,782

Property plant & equipment, net                                13,135              20,299
Other Assets                                                      638               8,199
                                                             --------            --------

    TOTAL ASSETS                                             $ 86,079            $117,280
                                                             ========            ========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                           $ 11,239            $ 17,032
  Current portion of debt                                         484                 638
  Payroll & benefit related liabilities                         6,774               7,647
  Other current liabilities                                     5,941               8,620
                                                             --------            --------

    TOTAL CURRENT LIABILITIES                                  24,438              33,937

Long term liabilities                                             444                 684
                                                             --------            --------

    TOTAL LIABILITIES                                          24,882              34,621

STOCKHOLDERS' EQUITY                                           61,197              82,659
                                                             --------            --------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 86,079            $117,280
                                                             ========            ========